FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2009
SENSIVIDA MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

New York	000-07405	22-1937826
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

77 Ridgeland Rd. Henrietta NY 14623		14623
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (585)4139080

MEDISCIENCE TECHNOLOGY CORP.
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Departure of Directors (resignation)

Registrant October 12 ,2009  Peter Katevatis Esquire tendered his letter of resignation as a SensiVida director effective immediately without disagreement with the Company on any matter relating to the Company's operations, policies or practices ( letter incorporated herein as Exhibit  99.1. Katevatis will continue as retained independent counsel.

 EXHIBITS

Exhibit 99.1 Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October __, 2009	SensiVida Medical Technologies, Inc.

	By:	s/peter katevatis
Peter Katevatis Esquire